UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHINA GREEN AGRICULTURE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 28, 2010
Dear Stockholder:

On behalf of the Board of Directors of China Green Agriculture, Inc. (the “Company” or “we”), I invite you to attend our 2010 Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	Pryor Cashman LLP 7 Times Square New York, NY 10036

On:	December 17, 2010

Time:	2 p.m., EST

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card, and our 2010 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting.  You may also revoke your proxy or voter instructions before or at the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Green Agriculture, Inc.  We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

Sincerely,

/s/ Tao Li
Tao Li
President and Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	4
PROXY STATEMENT	5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
PROPOSAL 1 – ELECTION OF DIRECTORS	9
EXECUTIVE COMPENSATION	13
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION TABLES
PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL	19
DIRECTOR COMPENSATION	20
BOARD INFORMATION	22
REPORT OF THE AUDIT COMMITTEE	24
STOCKHOLDER PROPOSALS	25
ANNUAL REPORT ON FORM 10-K	25
OTHER MATTERS	25

CHINA GREEN AGRICULTURE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

December 17, 2010

To the Stockholders of CHINA GREEN AGRICULTURE, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Green Agriculture, Inc., a Nevada corporation (the “Company”), will be held on Friday, December 17, 2010, at 2 p.m., EST, at the offices of Pryor Cashman LLP located at 7 Times Square, New York, NY 10036 for the following purposes:

1.
To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 25, 2010 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof.  In accordance with the rules of the Securities and Exchange Commission, we will post our proxy materials on the Internet beginning on November 5, 2010, the date we will mail Notices of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to the holders of record and beneficial owners of our common stock as of the close of business on the Record Date.

A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2010 Annual Report accompanies this notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Annual Meeting.  We urge you to review the attached Proxy Statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.  You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the meeting, please notify us of your intentions.  This will assist us with meeting preparations.  If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it.  This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Tao Li
Tao Li Chairman of the Board
October 28, 2010

CHINA GREEN AGRICULTURE, INC.
3rd Floor, Borough A, Black A. No. 181
South Taibai Road, Xi’an, Shaanxi Province
People’s Republic of China 710065

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Green Agriculture, Inc., a Nevada corporation (the “Company” or “we”), for our 2010 Annual Meeting of Stockholders (the “Annual Meeting”).  The Annual Meeting will be held on Friday, December 17, 2010, at 2 p.m., EST, and at any adjournment(s) or postponement(s) thereof, at the offices of Pryor Cashman LLP located at 7 Times Square, New York, NY 10036.

The date on which the Proxy Statement and form of proxy card are intended to be sent or made available to stockholders is November 5, 2010.

The purposes of the Annual Meeting are to seek stockholder approval of one proposal: electing five (5) directors to our Board of Directors (the “Board”).  We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our common stock, par value $.001 per share, as of the close of business on October 25, 2010 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at our executive offices located at 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065, by contacting our Chief Financial Officer.

The presence at the Annual Meeting of a majority of the outstanding shares of our common stock as of the Record Date, in person or by proxy, is required for a quorum.  Should you submit a proxy or voter instructions, even though you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Annual Meeting.  A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 26,848,259 shares of our common stock. Each holder of our common stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting.  No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials mailed to you or your household.  If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials, you can also vote by mail by completing, dating, and signing the proxy or voter instructions card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.  You may submit your vote over the Internet until 11:59pm, EST, on December 16, 2010.  If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business on the day before the Annual Meeting.

You may also vote in person at the Annual Meeting.  If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it.  You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein.  In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of our common stock outstanding on the Record Date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates proposed for election as directors at the Annual Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Annual Meeting. In counting the votes cast, only those cast “for” and “against” a matter are included.  Please note that you cannot vote “against” a nominee for director, although you may withhold your vote from a nominee.

Shares which abstain or which are withheld from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions, withheld votes, and “broker non-votes” will have no effect on the voting on matters that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials.  You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently dated proxy or voter instructions card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States.  You may also revoke your proxy by your attendance and voting in person at the Annual Meeting.  Mere attendance at the meeting will not revoke a proxy or voter instructions.  We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting.  You may revoke your vote over the Internet until 11:59 pm, EST, on December 16, 2010.  If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business on the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

We will pay the expenses relating to the solicitation of proxies. We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities. We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the our 2010 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2010 Annual Report, this Proxy Statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our annual report, proxy statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our annual report, proxy statement, and Notice of Internet Availability of Proxy Materials for our future stockholder meetings, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of annual reports, proxy statements, or Notices of Internet Availability of Proxy Materials, and you would like to receive a single copy of annual reports, proxy statements, or Notices of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to you and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 25, 2010 with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of October 25, 2010, an aggregate of 26,848,259 shares of our common stock were outstanding.

Title of Class	Name and Address of Beneficial Owners (1) (2)	Amount and Nature of Beneficial Ownership		Percent of Class	(3)

	Greater Than 5% Shareholders
Common Stock	Tao Li	9,069,622	(4)	33.7%

Common Stock	Qing Xin Jiang	1,677,769	(5)	6.2%

	Directors and Executive Officers
Common Stock	Tao Li President, Chief Executive Officer and Chairman of the Board	Same as the above		Same as the above
Common Stock	Ken Ren Chief Financial Officer	0		--	*
Common Stock	Yu Hao Director	35,524		--	*
Common Stock	Robert B. Fields Director	3,334	(6)	--	*
Common Stock	Yizhao Zhang Director	3,334	(7)	--	*
Common Stock	Lianfu Liu Director	3,334	(8)	--	*
	All executive officers and directors as a group	9,115,148		33.9%
____________

*     Represents a percentage that is less than 1%.

(1)
Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2)
Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

(3)
In determining the percent of common stock owned by the beneficial owners, (a) the numerator is the number of shares of common stock beneficially owned by such owner, including shares the beneficial ownership of which may be acquired, within 60 days upon the exercise of the options, if any, held by the owner; and (b) the denominator is the sum of (i) the total 26,848,259 shares of common stock outstanding as of October 25, 2010, and (ii) the number of shares underlying the options, which such owner has the right to acquire upon the exercise of the options within 60 days (for those who have options).

(4)
Includes (i) 30,103 shares of common stock issuable upon the exercise of vested stock options, (ii) 597,387 shares held by Mr. Li’s wife, and (iii) 897,387 shares held by Mr. Li’s son.  Mr. Li disclaims beneficial ownership with respect to the shares held by his wife and son.

(5)
Includes 671,109 shares held in escrow (the “Escrowed Shares”) pursuant to a certain Supplementary Agreement dated July 1, 2010 we entered into with Mr. Qing Xin Jiang and Ms. Qiong Jia (the “Supplementary Agreement”) in connection with our acquisition of Beijing Gufeng Chemical Products Co., Ltd., a company organized under the laws of the People’s Republic of China (“Gufeng”), and its wholly-owned subsidiary, Beijing Tianjuyuan Fertilizer Co., Ltd., a company organized under the laws of the People’s Republic of China. Pursuant to the terms of the Supplementary Agreement, Mr. Jiang has the right to vote the Escrowed Shares and the Escrowed Shares will be released to him if Gufeng achieves certain financial performance targets and other business objectives as set forth in the Supplementary Agreement.

(6)	Represents shares of common stock issuable upon the exercise of vested stock options.

(7)	Represents shares of common stock issuable upon the exercise of vested stock options.

(8)	Represents shares of common stock issuable upon the exercise of vested stock options.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors shall be comprised of not less than one (1) director nor more than nine (9) directors, and directors are elected annually at the annual shareholders meeting. The Board of Directors is currently comprised of five (5) directors and will be comprised of five (5) directors effective immediately following the election if all the nominees are elected.

The Board of Directors has nominated for election five (5) persons as directors. Each nominee currently serves as one of our directors. All of the nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the proxy holders will vote for a substitute designated by the current Board of Directors. We are not aware of any nominee who will be unable or who will decline to serve as a director.

Directors Nominees

Directors	Position/Title	Age

Tao Li	Chairman of the Board of Directors	44

Yu Hao	Director	45

Lianfu Liu	Director	72
	Chairman of the Nominating Committee
	Audit Committee Member
	Compensation Committee Member

Robert B. Fields	Director	72
	Chairman of the Compensation Committee
	Audit Committee Member
	Nominating Committee Member

Yizhao Zhang	Director	40
	Chairman of the Audit Committee
	Compensation Committee Member
	Nominating Committee Member

For information as to the shares of our common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management”, and as to other Board matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Tao Li, Chairman of the Board of Directors, Chief Executive Officer and President since December 26, 2007. Mr. Li has served as the President and CEO of Shaanxi TechTeam Jinong Humic Acid Product Co., Ltd., our wholly-owned subsidiary (“Jinong”), since 2000. Mr. Li established Xi’an TechTeam Industry (Group) Co., Ltd. in 1996 and established Jinong in 2000. Mr. Li is also currently the Chairman of Kingtone Wirelessinfo Solution Holding Company Ltd, a NASDAQ listed company.  He graduated from Northwest Polytechnic University in Xi’an, China with a Master’s degree in heat and metal treatment. Mr. Li is the current Vice Chairman of the China Green Food Association. Previously, he has held positions at the World Bank Loan Office of China Education Commission, National Key Laboratory for Low Temperature Technology, and Northwest Polytechnic University. Mr. Li is active in Shaanxi Province business and trade organizations including as a member of the CPPCC Shaanxi Committee, the Shaanxi Provincial Decision-Making Consultation Committee, Vice Chairman of the Shaanxi Provincial Federation of Industry and Commerce, Vice President of the Shaanxi Overseas Friendship Association, Vice Chairman of the Shaanxi Provincial Credit Association, Vice Chairman of the Shaanxi Provincial Youth Entrepreneurs Association, Vice Chairman of the Xi’an Municipal Federation of Industry and Commerce and Vice Chairman of the Xi’an Municipal Youth Entrepreneurs Association.  Mr. Li, as the founder of our company, has been critical to our success and his experience brings to the board of directors an irreplaceable perspective with respect or our business and the industry in which we compete.  These attributes make Mr. Li an ideal candidate to serve as our Chairman.

Yu Hao, Director since December 26, 2007. Mr. Hao had served as our interim Chief Financial Officer from December 26, 2007 through April 23, 2008. Mr. Hao has also served as the Director of Finance at Jinong since 2002. Prior to that, he was a financial manager for Shaanxi Fengxiang Automobile Repair Plant, and Shaanxi Baoji Xinsanwei Import & Export Trading Co., Ltd. Mr. Hao holds a degree in Accounting from Northwest Institute of Light Industry.  We believe that Mr. Hao’s knowledge of our company’s history and day-to-day operations and his experience in accounting and finance in the PRC qualify him to serve a director of our company.

Lianfu Liu, Director, Chairman of Nominating Committee, Audit Committee Member and Compensation Committee Member. Mr. Liu has served as a director of our company since December 26, 2007.  Mr. Liu has served as the Chairman of the China Green Food Association since 1998. From 1992 to 1998, Mr. Liu was a Director and Senior Engineer for the China Green Food Development Center. Prior to that, Mr. Liu was a Vice Director of the PRC Ministry of Agriculture. Mr. Li graduated from Beijing Forestry University and studied soil conservation.  We believe Mr. Liu’s experience in the agricultural industry in the PRC allows him to bring a unique perspective as an independent director of our company.

Robert B. Fields, Director, Chairman of Compensation Committee, Audit Committee Member and Nominating Committee Member.  Mr. Fields has served as a director of our company since February 7, 2010.  Since 2001, Mr. Fields has served as the Chairman of ActForex, Inc., a New York fully hosted management service provider of proprietary software for currency trading with over 20,000 registered traders. Since August 3, 2010, Mr. Fields has served as an independent director of Sun River Energy, Inc. (OTCBB: SNRV). From April 25, 2008 to June 28, 2010, Mr. Fields served as an independent director, member of Audit Committee and member of Compensation Committee of SkyPeople Fruit Juice, Inc.(Amex: SPU).  In June 2000, Mr. Fields was appointed to the Board of Statmon Technologies, Inc. (OTCBB: STCA) and continues to serve on that board as well as to serve as Chairman of Statmon’s Audit Committee. From June 2005 through May 31, 2006, Mr. Fields served on the Board of Directors and as Chairman of the Audit Committee of Genoil Inc. (OTCBB: GNOLF.OB). From 1999 to 2002, Mr. Fields was Executive Advisor to Laidlaw Global Corp. (AMEX). From 1997 to 1998, Mr. Fields served as Vice Chairman and, from 1997 to 1999, as a director of Laidlaw Ship Funding Ltd. Mr. Fields was President of the Friars National Association Foundation, Inc., a philanthropy of the arts based in New York for the last three yeas, and since 1998 Mr. Fields has held various officer positions with the organization and is currently a trustee. From 1995 to 1998 he was a director of Hospital Staffing Services, Inc. (NYSE), and prior to that Mr. Fields also served as President and CEO of L’Express Inc., a New Orleans based interstate regional airline, EVP of American Finance Group in Boston, and as a director and on the Audit Committee of Flight International Group of Newport News, Virginia, a public company. Additionally, Robert Fields was managing director of Equifund, L.P. Since 1979 he has served as the President of Tradestar Ltd., his wholly owned consulting firm that specializes in asset appreciation. Additionally, since 2006, Mr. Fields has served as the managing member of Petrofields LLC, based in New York.  Mr. Xia’s capital market and financial experience qualified him to serve as a director of company and to provide us necessary guidance as a U.S. public company.  We believe Mr. Fields’ extensive experience as a director of many public companies, his financial experience and diversified business acumen qualify him to serve as an independent director of our company and to provide us necessary guidance as a U.S. public company.

Yizhao Zhang, Director, Chairman of Audit Committee, Compensation Committee Member and Nominating Committee Member. He has served as a director of our company since March 27, 2008. Mr. Zhang has over 14 years of experience in portfolio investment, corporate finance, and accounting. From August 2009 to August 2010, he was the Chief Financial Officer of Universal Travel Group (NYSE: UTA). From August 2008 to January 2009, he was the Chief Financial Officer of Energroup Holdings Corp.  From May 2007 through May 2008, he was Chief Financial Officer of Shengtai Pharmaceutical Inc. From April 2006 through December 2006, he was the Deputy Chief Financial Officer of China Natural Resources, Inc., a NASDAQ-listed company. From April 2005 through April 2006, he was the vice president and senior manager in Chinawe Asset Management Consultancy Limited, a US public company which mainly manages non-performing loan assets in China. Previously, he worked from a foreign exchange and common stock trader to a portfolio manager in the South Financial Service Corporation from 1993 to 1999.  Mr. Zhang is a certified public accountant in Delaware, and a member of the American Institute of Certified Public Accountants (AICPA).  Mr. Zhang received a bachelor degree in Economics from Fudan University, Shanghai in 1992 and obtained an MBA degree with Financial Analysis and Accounting concentrations from the State University of New York, University at Buffalo in 2003. Currently Mr. Yizhao Zhang is a director of China Education Alliance, Inc., a NYSE listed company, and China Carbon Graphite, Inc, an OTCBB company, respectively. He is also a director of a Hong Kong Stock Exchange listed company, Kaisa Group Holdings Ltd., which is one of the biggest property developers in mainland China. We believe Mr. Zhang’s extensive financial and accounting experience with various publicly traded companies qualifies Mr. Zhang to serve as an independent director of our company and serve as the Chairman of our Audit Committee.

Executive Officers of the Company

Executive Officers	Position/Title	Age

Tao Li	Chief Executive Officer and President	44

Ken Ren	Chief Financial Officer	34

The following is a biographical summary of Mr. Ken Ren, our Chief Financial Officer. Mr. Li’s biographical summary is set forth above.

Ken Ren.  Mr. Ren has served as the Chief Financial Officer of our company since April 23, 2010.  Prior to joining our company, he served as a capital market analyst for the Federal Home Loan Bank of Des Moines since April 2009, where he analyzed, priced, and assisted in trading investments and issuing debt, conducted hedges and performed relative value analysis in the bank’s capital market group.  From March 2008 to April 2009, Mr. Ren served as a senior investment associate at an asset management subsidiary of Wells Fargo, which provides money management services to institutional clients.  Prior to that, Mr. Ren served as a portfolio analyst at Risk, Valuation and Analytics department, GMAC-ResCap from January 2007 through December 2007, where he was responsible for risk analytics in managing the credit residual portfolio. He worked in the ABS task force for Commerzbank from December 2007 to March 2008. Mr. Ren received a Ph.D. degree in Operations Research in 2006, and a M.S. degree in Computational Finance in 2004, both from Purdue University.

Independence of the Board of Directors

Our Board of Directors is currently composed of five (5) members. Messrs. Yizhao Zhang, Robert B. Fields and Lianfu Liu qualify as independent directors in accordance with the published listing requirements of the New York Stock Exchange (“NYSE”). The NYSE independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by NYSE rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Certain Relationships and Related Transactions

On June 19, 2008, we signed an agreement with Xi’an Kingtone Information Technology Co., Ltd., a PRC company (“Kingtone Information”), pursuant to which Kingtone Information produced certain fertilizer processing equipment for Jinong.  Mr. Li is a principal shareholder and the Chairman of Kingtone Information.  Kintone Information is now an indirect contractually-controlled subsidiary of Kingtone Wirelessinfo Solution Holding, Ltd. (KONE), a publicly traded company (“Kingtone”).  Mr. Li beneficially owns a controlling interest in Kingtone and serves as Kingtone’s Chairman.  The total contracted value of this agreement, including value-added taxes and other taxes, was RMB 4 million, or approximately $586,000. The project was performed from May 2009 to June 2009. Pursuant to the agreement, Kingtone Information provided certain services including designing, manufacturing, installing and adjusting the production facilities for Jinong’s compound fertilizer for drip irrigation. Kingtone Information was also responsible for debugging the system and training Jinong employees to operate the production line. The agreement required Kingtone Information to complete the project within 25 days unless there were causes for delay beyond its control. The agreement sets forth an eighteen month warranty period during which Jinong is entitled to receive certain spare parts for the facilities and to receive maintenance and repair services at no cost.

On October 20, 2008, we entered into an agreement with Kingtone Information with respect to the construction of the phase II expansion of an integrated pipeline control project for Jinong. The total contracted value, including VAT and other taxes, was RMB 5.2 million, or approximately $760,000. The project was performed from December 2008 to June 2009. The term of the agreement is from the date of its signing until one year after the operation of the subject project. Pursuant to the agreement, Kingtone Information provided services in order to develop and install the automation system solution for Jinong’s phase II production line and to upgrade the automation system solution for its phase I production line. Work related to the phase II production line included the development of automation system software, setup of integrated automation management and control computer network to realize relevant data collection, and automatic management and control of the production process. Work related to the phase I production line included upgrading the existing automation system so that phase I and phase II automation systems become integrated into the same management and control system. In addition to the wired automation system, Kingtone Information also developed and installed a wireless system solution for Jinong. This wireless system solution integrates into Jinong’s production automation system and the plant video surveillance system.

On August 10, 2010, we entered into an agreement with Kingtone Information, pursuant to which Kingtone Information is responsible for developing certain electronic control systems for Xi’an Hu County Yuxing Agriculture Technology Development Co., Ltd. (“Yuxing”), a wholly-owned subsidiary of Jinong in the PRC.  The total contracted value of this agreement, including value-added taxes and other taxes, is RMB 3.03 million, or approximately $452,000. Work on this project started in August 2010, and is expected to be completed in November 2010. Pursuant to the agreement, Kingtone Information will design, plan, construct and purchase materials for the electronic control systems to be used in 28 greenhouses of Yuxing. The agreement sets forth a warranty period, which is the earlier of (a) 18 months after the construction raw materials are delivered, inspected and accepted, and (b) 12 months after the inspection and acceptance of the work completed. During the warranty period Yuxing is entitled to receive maintenance and repair services at no cost.

Our executive offices located at 3/F, Area A, Block A, No. 18 South Taibai Road, Xi’an 710065, the People’s Republic of China are leased from Kingtone Information at no cost.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THESE NOMINEES.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, and our other executive officers whose total compensation exceeded $100,000 during the fiscal year ended June 30, 2010. Accordingly, our “Named Executive Officers” are Mr. Tao Li, our Chairman, President and Chief Executive Officer, Mr. Ken Ren, our Chief Financial Officer, and Ms. Ying Yang, our former Chief Financial Officer.

Our Board of Directors established the Compensation Committee to assist with the analysis and determination of the compensation structure for our executive officers.  Our Compensation Committee, consisting of three independent directors, reviews and approves, or in some cases recommends for the approval of the full Board of Directors, the annual compensation for our executive officers. Typically, management recommends to the Compensation Committee compensation package proposals based on prevailing compensation standards in our industry, which in turn reviews and approves such proposals. Our Compensation Committee may consult with the executive officers to form consensus on such packages. Our executive officers may discuss any disagreements and needed amendment to such proposals with our Compensation Committee before such proposals are finalized and approved by the Compensation Committee.

In the fiscal year ended June 30, 2010, we retained Compensation Resources, Inc. (“Compensation Resources”), a U.S.-based independent compensation consulting company, to assist us in the development of a more comprehensive and competitive executive compensation program.   Compensation Resources conducted a study based on a group of similarly situated companies and made recommendations with respect to our executive compensation packages.  The peer group of companies consisted of:

Agfeed Industries Inc. (FEED)	Griffin Land & Nurseries Inc. (GRIF)
Alico Inc. (ALCO)	Harbin Electric, Inc. (HRBN)
American Soil Technologies Inc. (SOYL.OB)	HQ Sustainable Maritime Industries, Inc. (HQS)
China Agritech Inc. (CAGC)	ML Macadamia Orchards LP (NNUT.PK)
China Fire & Security Group, Inc. (CFSG)	New Oriental Energy & Chemical Corp (NOEC)
China Transinfo Technology Corp. (CTFO)	RINO International Corporation (RINO)
Clean Diesel Technologies, Inc. (CDTID)	Shandong Zhou Yuan Seed and Nursery Co., Ltd. (SZSN.PK)
Converted Organics Inc. (COIN)	Tiens Biotech Group USA Inc. (TBV)
Diatect International Corp. (DI8●F)	Yongye International, Inc. (YONG)
Energroup Holdings Corp. (ENHD.OB)

Based in part on the recommendations of Compensation Resources, we have adopted the compensation objectives set forth below and the elements of executive compensation described herein.

Compensation Objectives

Our compensation objectives are as follows:

●
We strive to provide competitive executive compensation programs that will help to attract highly qualified individuals necessary for our continued growth. Once an executive is hired, our goal is to retain and motivate them to achieve higher levels of performance and be appropriately rewarded for that effort.

●
Compensation programs emphasize a “pay-for-performance” concept, in which an individual’s future monetary growth and career advancement are dependent upon maintaining and exceeding our recognized levels of quality and performance, while supporting our recognized vision and goals. Future individual monetary growth is dependent upon our financial performance as well as individual performance.

●
Compensation and benefits are competitive with the local labor markets in which we compete, and focus also will be given to companies that operate in the agriculture, feed, and fertilizer industries. Peer companies will typically have annual revenues that are one-half to double that of us, for the purposes of compensation benchmarking.

●
We provide an executive compensation package consisting of base salary, incentives (short term & long term), and benefits that are consistent with similar positions at our recognized competitors. Each component addresses individual and company performance with a focus on long-term profitable growth and shareholder return, competitive conditions, and our overall financial performance.

●
Cash compensation is targeted near the 50th percentile of the marketplace in which we compete. Increases in compensation will be based on an individual’s evaluated performance against pre-established objectives and the achievement of goals, with the opportunity for above-market compensation based on superior performance. We are a fiscally conservative company and our compensation programs will reflect this as well.

●
Competitive incentive compensation is based upon the achievement of expected performance targets, with substantial upside potential tied to exceptional contribution and goal attainment, resulting in above-market compensation. We believe that maximizing shareholder value and return, as well as profitable growth are key to the success of the business, and we create incentive plans that align this vision with our pay programs.

●
Measurable performance goals and objectives are developed by management, consistent with our identified business strategies and financial objectives. Performance metrics include both quantitative and qualitative elements, which are established on an annual basis and consistent with our organizational objectives.

●	All compensation programs are administered without regard to race, religion, national origin, color, sex, age, or disability, and adhere to all local laws and regulations.

Elements of Compensation

Base Salary

Our approach is to pay our executives a base salary that is competitive with those of other executive officers in similar positions and with similar responsibilities in our peer group of competitive companies. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance.  The base salary of each Named Executive Officer is reviewed annually by our Compensation Committee with input from management.

Based on the recommendations of Compensation Resources, on November 6, 2009, the Compensation Committee adopted our Cash Based Compensation Plan for Fiscal Year 2010 (the “2010 Cash Plan”), effective retroactively as of July 1, 2009, the first day of our fiscal year ended June 30, 2010. Pursuant to the 2010 Cash Plan, Mr. Tao Li, our Chairman, President and Chief Executive Officer, received an increase in his annual base salary from $129,000 to $189,000, and Ms. Ying Yang, our Chief Financial Officer at the time, received an increase in her annual base salary from $130,000 to $160,000.

Our current Chief Financial Officer, Mr. Ken Ren, receives a base salary of $120,000 in accordance with his employment agreement.

Discretionary Bonus

Consistent with our emphasis on performance incentive compensation programs, our executives are eligible to receive quarterly and annual cash incentive bonuses primarily based upon their performance and the performance of our company as measured against predetermined goals. For the year ended June 30, 2010, these goals were determined with the help of Compensation Resources and with input from management and our Compensation Committee.

The 2010 Cash Plan provides for the payment of cash incentive bonuses upon achievement of certain quarterly and annual corporate financial targets, including revenue and operating income (“Targets”). The total annual cash bonus pool for all participants in the 2010 Cash Plan, which includes our Named Executive Officers as well other senior management, mid-level management and employees, is the lesser of 2% of our operating income for year ended June 30, 2010 or $500,000.  Pursuant to the 2010 Cash Plan, Mr. Li’s bonus target was set at 40% of his base salary and Ms. Yang’s was set at 35% of her base salary.

Under the 2010 Cash Plan, 80% of the annual base cash bonus is payable evenly based on quarterly performance and 20% of the annual base cash bonus is payable at year-end based on full-year results. For a quarterly bonus, both revenue and operating income targets must be met for the corresponding quarter. For a year-end bonus, if one but not both Targets are met for the full 2010 fiscal year, then only 50% of the year-end bonus is payable. If we fail to achieve at least 90% of the full-year Targets, then no year-end bonus will be paid. If we achieve 110% of the 2010 year-end Targets, the year-end bonus will be 150% of base year-end bonus, which would be 30% of the annual base cash bonus, not to exceed the total amount available in the bonus pool.

Stock-Based Awards under the Equity Incentive Plan

In addition to base salary and cash bonuses, the other key component of executive compensation we provide to our Named Executive Officers is equity-based compensation. In October 2009, our Board of Directors adopted our 2009 Equity Incentive Plan (the “Incentive Plan”), which was approved by our shareholders at our annual shareholders meeting in December 2009. The Incentive Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our Board of Directors or the board of directors of any of our subsidiaries. The Board of Directors and the Compensation Committee believe the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of Directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success.

During the year ended June 30, 2010, based on the recommendations of Compensation Resources, we made certain restricted stock and option grants under the Incentive Plan to our Named Executive Officers.  The vesting of our restricted stock and stock option grants is subject in part on (i) the achievement of certain target levels of net income and operating income, and (ii) traditional time-based vesting schedules requiring continued employment with our company.  These grants align the interests of our executives with those of our shareholders, thereby encouraging the creation of shareholder value, and help establish a direct link between compensation amounts, total shareholder return and company operating performance.  In the year ended June 30, 2010, we made certain “one-time” grants of restricted stock and stock options, as well as certain “annual” grants of restricted stock and stock options.  We expect to make similar annual grants in our fiscal year ending June 30, 2011 as determined by the Board and Compensation Committee.

On January 3, 2010, our Compensation Committee authorized the grant of various equity awards to our Named Executive Officers.  Pursuant to a one-time grant under the Incentive Plan, the Compensation Committee granted (i) 25,000 shares of restricted stock and non-qualified stock options to purchase 25,000 shares of our common stock to Mr. Tao Li, and (ii) 15,000 shares of restricted stock and non-qualified stock options to purchase 15,000 shares of our common stock to Ms. Ying Yang. The non-qualified stock options are exercisable at a price of $14.70 per share, the closing price of our common stock on the last trading day preceding the grant date, and have a five-year term.  Both the restricted stock and the non-qualified stock options granted pursuant to this one-time grant vest on February 2, 2010. Also pursuant to the same one-time grant under the Incentive Plan, the Compensation Committee granted (i) 50,000 shares of restricted stock and non-qualified stock options to purchase 50,000 shares of our common stock to Mr. Li, and (ii) 30,000 shares of restricted stock and non-qualified options to purchase 30,000 shares of our common stock to Ms. Yang.  The non-qualified stock options are exercisable at a price of $14.70 per share and have a five-year term.  Both the restricted stock and the non-qualified stock options granted pursuant to this one-time grant vest in two equal installments on December 31, 2010 and December 31, 2011, so long as we achieve certain net sales and operating income targets for the fiscal years ending June 30, 2010 and June 30, 2011, respectively.

In addition, on January 3, 2010 the Compensation Committee approved the following annual grants under the Incentive Plan: (i) 15,307 shares of restricted stock and non-qualified stock options to purchase 30,194 shares of our common stock to Mr. Li, and (ii) 7,654 shares of restricted stock and non-qualified options to purchase 15,097 shares of our common stock to Ms. Yang. The non-qualified stock options are exercisable at a price of $14.70 per share and have a five-year term.  Both the restricted stock and the non-qualified stock options granted pursuant to this annual equity award vest in three equal installments on September 30, 2010, September 30, 2011 and September 30, 2012, so long as we achieve certain net sales and operating income targets in the year ended June 30, 2010.

Retirement or Pension Benefits

Currently, we do not provide any company sponsored retirement benefits to any employee, including the Named Executive Officers.

Deferred Compensation

We do not have any qualified or nonqualified deferred compensation plans.

Perquisites

Historically, we have provided our Named Executive Officers with minimal perquisites and other personal benefits that we believe are reasonable. We do not view perquisites as a significant component of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete. We believe that these additional benefits assist our Named Executive Officers in performing their duties and provide time efficiencies for them. It is expected that our historical practices regarding perquisites will continue and will be subject to periodic review by our board of directors.

Compensation Committee Report on Executive Compensation

The following report has been submitted by the Compensation Committee of our Board of Directors:

The Compensation Committee of our Board of Directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2010 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010, each as filed with the Commission.

Compensation Committee of the Board of Directors
Respectfully submitted,

Robert B. Fields, Chairman
Lianfu Liu
Yizhao Zhang

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

Summary of Executive Compensation

The following table sets forth information concerning cash and non-cash compensation we and/or Jinong paid to our Named Executive Officers during each of the three fiscal years ended June 30, 2010, 2009 and 2008.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Tao Li Chief Executive Officer, President and Chairman of the Board	June 30, 2010 June 30, 2009 June 30, 2008	$189,000 $129,000 $128,508	$43,200 — —	$643,125 — —	$124,432 — —	— — —	— — —	— — —	$999,757 $129,000 $128,508

Ken Ren Chief Financial Officer	June 30, 2010	20,000(3)	—	—	—	—	—	—	$20,000
						—	—	—
Ying Yang Former Chief Financial Officer	June 30, 2010 June 30, 2009	$130,359(4) $105,000(5)	$33,600 —	$385,875 —	$74,659 $92,116	— —	— —	— —	$624,493 $197,116

(1)
The amounts reported in this column reflect the fair value on the grant date of the restricted stock awards granted to our Named Executive Officers.  These values are determined by multiplying the number of shares granted by the closing price of our common stock on the trading day immediately preceding the grant date.  The dollar amounts do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our Named Executive Officers.

(2)
The amounts reported in this column reflect the fair value on the grant date of the option awards granted to our Named Executive Officers. These values are determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. The dollar amounts do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our Named Executive Officers. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see Note 14 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

(3)	Represents the portion of Mr. Ren’s annual salary of $120,000 paid during the period from April 23, 2010, the date he became our Chief Financial Officer, and the end of the fiscal year.

(4)
Represents the portion of Ms. Yang’s annual salary of $160,000 for serving as Chief Financial Officer paid during the period from July 1, 2009 to April 23, 2010, the date she resigned as Chief Financial Officer.

(5)	Represents Ms. Yang’s pro-rated annual salary of $130,000 for the period from September 2008, the date she became our Chief Financial Officer, to the end of the fiscal year.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of awards to Named Executive Officers during the year ended June 30, 2010:

GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under			Estimated Future Payouts			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of	Exercise or Base Price of	Grant Date Fair Value of Stock
		Non-Equity Incentive Plan Awards			Under Equity Incentive Plan Awards			of Stock or	Securities Underlying	Option Awards	and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum ($)	Units (#)	Options (#)	($ /Sh) (1)	Awards ($)(2)
Tao Li	1/3/2010	—	—	—	—	—	—	—	75,000	$14.70	$452,867.00
	1/3/2010	—	—	—	—	—	—	—	30,194	$14.70	$182,318.00
	1/3/2010	—	—	—	—	—	—	75,000	—	—	$1,102,500.00
	1/3/2010	—	—	—	—	—	—	15,307	—	—	$225,012.90
Ying Yang	1/3/2010	—	—	—	—	—	—	—	45,000	$14.70	$271,720.00
	1/3/2010	—	—	—	—	—	—	—	15,097	$14.70	$91,159.00
	1/3/2010	—	—	—	—	—	—	45,000	—	—	$661,500.00
	1/3/2010	—	—	—	—	—	—	7,654	—	—	$112,513.80
________________

(1)	The exercise price for all options is equal to the closing market price of our common stock on the trading day immediately preceding the grant date.

(2)
With respect to the stock option awards, these values are determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the option awards reported in this column, please see Note 14 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010.  With respect to the restricted stock awards, the grant date fair value is calculated by multiplying the number of shares granted by the closing price on the trading day immediately preceding the grant date.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

We have entered into employment agreements with each of our Named Executive Officers. The material terms of those employment agreements are summarized below.

Tao Li.  Pursuant to an employment agreement between Jinong and Mr. Tao Li dated January 16, 2008, Mr. Li is employed by Jinong as its Chairman of the Board and Chief Executive Officer for a term of five years.  The agreement will be automatically renewed on the same terms and conditions for successive additional five-year periods unless either party provides written notice of termination at least 60 days prior to the end of any five-year term. The agreement is terminable immediately, or upon 30-days prior written notice, upon the occurrence of certain events. The agreement provides for an annual salary of RMB60,000 (approximately $8,508).

In addition, Mr. Li was previously paid an additional $120,000 in base salary, which was not set forth in an employment agreement.  In November 2009, our Compensation Committee approved an increase in Mr. Li’s base salary to an aggregate total of $189,000 (inclusive of the RMB60,000 payable by Jinong).

Ken Ren.  Pursuant to our employment agreement with Mr. Ken Ren, Mr. Ren will serve as our Chief Financial Officer for a term of one year and is entitled to annual compensation consisting of base salary of $120,000 per year.  The agreement will automatically renew for an additional year unless either party provides notice of termination 60 days prior to the end of the current term.  Either party may terminate the agreement upon prior written notice, and we may terminate the agreement at any time for cause without prior written notice.

Ying Yang. Before Ms. Yang resigned as our Chief Financial Officer on April 23, 2010, the terms of her employment with our company were set forth in an employment agreement, pursuant to which she agreed to serve as our Chief Financial Officer for a term of one year and was entitled to annual compensation consisting of base salary of $130,000 per year and a one-time grant of options to purchase 28,000 shares of common stock at an exercise price of $4.00 per share.  In November 2009, our Compensation Committee approved a raise in Ms. Ying’s base salary to $160,000.

Description of Plan Based  Awards

The equity incentive awards reported in the above table entitled “Grants of Plan Based Awards” were granted under, and are subject to, the terms of our 2009 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the Incentive Plan.

With respect to all restricted stock grants disclosed herein, if we terminate the grantee’s employment or affiliation with us for any reason, all unvested portions of such restricted stock grants are forfeited.  Any shares of restricted stock that do not vest for failure to meet the requisite performance targets will also be forfeited.

With respect to all non-qualified stock option grants disclosed herein, if we terminate the grantee’s employment or affiliation with us for any reason, all unvested options are forfeited.  If the grantee’s employment or affiliation with us is terminated voluntarily by the grantee or by us for cause, all vested options are also terminated.  In the event we terminate the grantee’s employment or affiliation with us without cause, the grantee has the lesser of ninety (90) days or the remaining term of the option to exercise any vested options.  If we terminate the grantee’s employment or affiliation with us due to death or disability, the grantee has the lesser of twelve (12) months or the remaining term of the option to exercise any vested options.  In the case of non-qualified options subject to performance based vesting, any options which do not vest for failure to meet the requisite performance targets will be forfeited.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on all restricted stock and stock option awards held by our Named Executive Officers as of June 30, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards (1)					Stock Awards
										Equity
									Equity	Incentive
									Incentive	Plan
									Plan	Awards:
									Awards:	Market or
				Equity					Number	Payout
				Incentive			Number	Market	of	Value of
				Plan			of	Value of	Unearned	Unearned
				Awards:			Shares	Shares	Shares,	Shares,
		Number of	Number of	Number of			or Units	or Units	Units or	Units or
		Securities	Securities	Securities			of Stock	of Stock	Other	Other
		Underlying	Underlying	Underlying			That	That	Rights	Rights
		Unexercised	Unexercised	Unexercised	Option		Have	Have	That	That
		Options	Options	Unearned	Exercise	Option	Not	Not	Have Not	Have Not
		(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name		Exercisable	Unexercisable	(#)(2)	($)	Date	(#)	($)	(#)	($)(2)
Tao Li	(3)	25,000	—	50,000	$14.70	1/3/2015	—	—	—	—
	(4)	—	—	30,194	$14.70	1/3/2015	—	—	—	—
	(5)	—	—	—	—	—	—	—	50,000	$449,000
	(6)	—	—	—	—	—	—	—	15,307	$137,457
Ying Yang	(7)	15,000	—	30,000	$14.70	1/3/2015	—	—	—	—
	(8)	—	—	15,097	$14.70	1/3/2015	—	—	—	—
	(9)	—	—	—	—	—	—	—	30,000	$269,400
	(10)	—	—	—	—	—	—	—	7,654	$68,733
________________

(1)	The exercise price for all options is equal to the closing market price of our common stock on the trading day immediately preceding the grant date.

(2)
Assumes that any performance based awards contingent on the achievement of financial targets for the fiscal year ended June 30, 2010 had not vested yet because financial results for the fiscal year ended June 30, 2010 were not yet available at June 30, 2010.

(3)
Mr. Li was granted performance-based options to purchase 75,000 shares of common stock on January 3, 2010, of which (i) 25,000 shares vested on February 2, 2010, (ii) 25,000 will automatically vest on December 31, 2010 since we achieved certain net sales and operating income targets for our fiscal year ended June 30, 2010, and (iii) 25,000 will vest on December 31, 2011, subject to our achievement of certain net sales and operating income targets for our fiscal year ending June 30, 2011.

(4)
Mr. Li was granted performance-based options to purchase 30,194 shares of common stock on January 3, 2010.  Because we achieved certain net sales and operating income targets for our fiscal year ended June 30, 2010, (i) 10,065 shares vested on September 30, 2010, (ii) 10,065 shares will automatically vest on September 30, 2011, and (iii) 10,064 shares will automatically vest on September 30, 2012.

(5)
Mr. Li was granted 75,000 shares of performance-based restricted stock on January 3, 2010, of which (i) 25,000 shares vested on February 2, 2010, (ii) 25,000 shares will automatically vest on December 31, 2010 because we achieved certain net sales and operating income targets for our fiscal year ending June 30, 2010, and (iii) 25,000 shares will automatically vest on December 31, 2011, subject to our achievement of certain net sales and operating income targets for our fiscal year ending June 30, 2011.

(6)
Mr. Li was granted 15,307 shares of performance-based restricted stock on January 3, 2010.  Because we achieved certain net sales and operating income targets for our fiscal year ended June 30, 2010, (i) 5,103 shares vested on September 30, 2010, (ii) 5,102 shares will automatically vest on September 30, 2011, and (iii) 5,102 shares will automatically vest on September 30, 2012.

(7)
Ms. Yang was granted performance-based options to purchase 45,000 shares of common stock on January 3, 2010, of which (i) 15,000 shares vested on February 2, 2010, (ii) 15,000 will automatically vest on December 31, 2010 since we achieved certain net sales and operating income targets for our fiscal year ended June 30, 2010, and (iii) 15,000 will vest on December 31, 2011, subject to our achievement of certain net sales and operating income targets for our fiscal year ending June 30, 2011.

(8)
Ms. Yang was granted performance-based options to purchase 15,097 shares of common stock on January 3, 2010.  Because we achieved certain net sales and operating income targets for our fiscal year ended June 30, 2010, (i) 5,103 shares vested on September 30, 2010, (ii) 5,102 shares will automatically vest on September 30, 2011, and (iii) 5,102 shares will automatically vest on September 30, 2012.

(9)
Ms. Yang was granted 45,000 shares of performance-based restricted stock on January 3, 2010, of which (i) 15,000 shares vested on February 2, 2010, (ii) 15,000 will automatically vest on December 31, 2010 since we achieved certain net sales and operating income targets for our fiscal year ended June 30, 2010, and (iii) 15,000 will vest on December 31, 2011, subject to our achievement of certain net sales and operating income targets for our fiscal year ending June 30, 2011.

(10)
Ms. Yang was granted 7,654 shares of performance-based restricted stock on January 3, 2010.  Because we achieved certain net sales and operating income targets for our fiscal year ended June 30, 2010, (i) 2,552 shares vested on September 30, 2010, (ii) 2,551 shares  will automatically vest on September 30, 2011, and (iii) 2,551 shares will automatically vest on September 30, 2012.

Option Exercises and Stock Vested During the Fiscal Year

OPTION EXERCISES AND STOCK VESTED DURING THE FISCAL YEAR
	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Tao Li				25,000	$224,500	(1)
Ying Yang	19,938	$250,820	(2)	15,000	$134,700	(1)
_______________

(1)	Based on a closing price of $14.78 per share on February 2, 2010, the date of vesting.

(2)
Ms. Yang received 19,938 shares of our common stock upon the cashless exercise of an option to purchase 28,000 shares of our common stock at an exercise price of $4.00 per share based on the cashless exercise formula set forth in the option grant agreement.   For purposes of this table, the value realized is based on 19,938 shares at a value of $12.58 per share, the closing price of our common stock on the day of exercise.

Payments upon Termination or Change-in-Control

The following table reflects amounts payable to our Named Executive Officers (1) assuming their employment was terminated without cause on June 30, 2010 and (2) assuming a change in control on June 30, 2010.

Name	Termination Without Cause(1)	Change in Control(2)
Tao Li	$15,750	$586,457(3)
Ken Ren	$10,000	—

_______________

(1)	Represents the payments made pursuant to contractual agreements with each Named Executive Officer as described below in this subsection.

(2)
Amounts in this column reflect the value of unvested options and restricted stock that would be accelerated upon a change of control.  For options, the amounts are calculated based on (i) the difference between (a) the closing market price of a share of our common stock on June 30, 2010 and (b) the exercise price per share for an option grant, (ii) multiplied by the number of unvested shares subject to the option grant. For restricted stock, the amounts are calculated based on the closing market price of a share of our common stock on June 30, 2010, multiplied by the number of unvested shares.

(3)
Represents the vesting of (i) 65,307 shares of restricted stock and (ii) 80,194 shares of our common stock issuable upon the exercise of vested options which had no value as of June 30, 2010 as the exercise price exceeded the closing price on that date.

Employment Agreements

Tao Li.  Pursuant to the terms of Mr. Li’s employment agreement with Jinong, we may terminate Mr. Li’s employment for any reason upon 30 days prior written notice, in which case no termination payment is due.  Alternatively, we may terminate his employment immediately upon the payment of one month’s salary.  In the case of termination for cause as defined therein, we may terminate Mr. Li’s employment immediately without pay.

Ken Ren. Pursuant to the terms of our employment agreement with Mr. Ren, we may terminate Mr. Ren’s employment for any reason upon 30 days prior written notice, in which case no termination payment is due.  Alternatively, we may terminate his employment immediately upon the payment of one month’s salary.  In the case of termination for cause as defined therein, we may terminate Mr. Ren’s employment immediately without pay.

2009 Equity Incentive Plan Change in Control Provisions

In the event of a change in control of our company, and except as otherwise set forth in the applicable award agreement, all unvested portions of awards shall vest immediately.  Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by our Compensation Committee or a committee of the board of directors designated to administer the Incentive Plan, and restrictions to which any shares of restricted stock or any other award granted prior to the change in control are subject shall not lapse.  Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of our common stock on such terms as determined by the Compensation Committee.  Upon a change in control, the Committee may also provide for the purchase of any awards for an amount of cash per share of common stock issuable under the award equal to the excess of the highest price per share of our common stock paid in any transaction related to a change in control of our company over the exercise price of such award.

Director Compensation

The following table sets forth information concerning cash and non-cash compensation we paid to our directors during the fiscal year ended June 30, 2010.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yu Hao	—	$287,410	—	—	—	—	$287,410
Lianfu Liu	$12,000	—	$16,590	—	—	—	$28,590
Robert B. Fields	$4,000(3)	—	$16,435	—	—	—	$20,435
Yizhao Zhang	$18,750	—	$16,590	—	—	—	$35,340
Barry Raeburn	$16,133(4)	—	$16,590(5)	—	—	—	$32,723
____________

(1)
The amounts reported in this column reflect the fair value on the grant date of the restricted stock awards granted to our directors.  These values are determined by multiplying the number of shares granted by the closing price of our common stock on the trading day immediately preceding the grant date.  The dollar amounts do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our directors.

(2)
The amounts reported in this column reflect the fair value on the grant date of the option awards granted to our directors. These values are determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. The dollar amounts do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our directors. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see Note 14 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

(3)	Represents the portion of Mr. Fields’ annual salary of $20,000 paid during the period from February 7, 2010, the date he was appointed as director of our company, until the end of our fiscal year.

(4)	Represents the portion of Mr. Raeburn’s annual salary of $20,000 paid during the period from July 1, 2009 until February 3, 2010, the date he resigned as a director of our company.

(5)	Mr. Raeburn forfeited the unvested portion of this option grant upon his resignation as a director on February 3, 2010. Mr. Raeburn subsequently forfeited the vested portion of this option grant by not exercising the vested options within 90 days of his resignation.

The directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they serve.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended June 30, 2010 were Messrs. Yizhao Zhang, Lianfu Liu, Barry Raeburn (prior to February 3, 2010) and Robert B. Fields (beginning February 7, 2010). During the fiscal year ended June 30, 2010:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of our company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

•
none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;

•	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

•
none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire Board of Directors) of another entity where one of that entity’s executive officers served as a director on our Board of Directors.

BOARD INFORMATION

Board Meetings

The Board of Directors held seven meetings, either in person or by telephone, in the fiscal year ended June 30, 2010. In addition, the Board of Directors unanimously approved six written consents on matters between meetings. During the fiscal year ended June 30, 2010, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and applicable committee meetings (held during the period for which he or she was a director) on which he or she served. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend the Meeting and expect such attendance except in the event of extraordinary circumstances.

Board Committees

Our Board of Directors has established the following three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board of Directors: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee. From time to time, the Board of Directors may establish other committees.

Audit Committee

The Audit Committee is responsible for: (i) overseeing the corporate accounting and financial reporting practices; (ii) recommending the selection of our registered public accounting firm; (iii) reviewing the extent of non-audit services to be performed by the auditors; and (iv) reviewing the disclosures made in our periodic financial reports. The members of the Audit Committee are Messrs. Yizhao Zhang, Robert B. Fields and Lianfu Liu, each of whom is an independent director within the meaning of the rules of the NYSE and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that Mr. Zhang qualifies as an Audit Committee Financial Expert under applicable SEC Rules. The Chairman of the Audit Committee is Mr. Zhang. The Audit Committee held six meetings during the fiscal year ended June 30, 2010. The Audit Committee carries out its responsibilities in accordance with the terms of its Audit Committee Charter, a copy of which attached hereto as Annex A and is also available on our website at www.cgagri.com.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of executive officers and other significant employees, and administers our stock and incentive plans. The members of the Compensation Committee are Messrs. Yizhao Zhang, Robert B. Fields and Lianfu Liu. The Chairman of the Compensation Committee is Mr. Fields. The Compensation Committee held six meeting during the fiscal year ended June 30, 2010. Each of the members of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code. The Compensation Committee carries out its responsibilities pursuant to a written charter, a copy of which was attached as Annex B to the Proxy Statement, dated October 28, 2009, for our 2009 Annual Meeting.  A copy of our Compensation Committee Charter is also available on our website at www.cgagri.com.

Nominating Committee

The Nominating Committee identifies and nominates candidates to serve on our Board of Directors. The members of the Nominating Committee are Messrs. Yizhao Zhang, Robert B. Fields and Lianfu Liu. The Chairman of the Nominating Committee is Mr. Liu. The Nominating Committee held two meetings during the fiscal year ended June 30, 2010. A copy of our Nominating Committee Charter is attached hereto as Annex B and is also available on our website at www.cgagri.com. See “Director Nominations” below for the procedures for the nomination of directors.

Board Leadership Structure and Board’s Role in the Oversight of Risk Management

Our Board of Directors believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers in the best interests of our company at any given point in time. Due to Mr. Li’s substantial experience in the industry, our Board of Directors has determined that the most effective leadership structure for our company at this time is for Mr. Li to serve as both our Chairman and Chief Executive Officer. Our Board benefits from the Chairman having direct knowledge of the operations of, and opportunities and challenges facing, our business on a regular and company-wide basis.  Mr. Li’s combined role as Chairman and Chief Executive Officer fosters greater communication between the Board and management and provides unified leadership for carrying out our company’s strategic initiatives and business plans. Further, the significant leadership roles undertaken by the various independent directors who chair all of the committees of the Board of Directors strike an appropriate balance between effective Board leadership and independent oversight of management. However, the Board of Directors recognizes that circumstances may change over time and as they do, changes to the leadership structure may be warranted.

Our Board does not currently have a designated lead independent director. Our board of directors consists of five members, three of which are independent, and each of the independent directors demonstrates leadership qualities.  Under these circumstances, our Board believes that the appointment of a designated lead independent director is not necessary at this time.

The Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operations of our businesses and the implementation of our strategic plan, including our risk mitigation efforts.

In accordance with corporate governance standards of the NYSE, the Audit Committee charter assigns to that committee the responsibility to review our policies and practices with respect to risk assessment and risk management, including major financial risk exposures, and the steps management has taken to monitor and control such exposures. Additionally, each of the Board’s committees also oversees the management of our risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating Committee oversees our compliance policies, Code of Conduct, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. In this manner the Board is able to coordinate its risk oversight.

Director Nominations

The Nominating Committee recommends director candidates and will consider for such recommendation director candidates proposed by management, other directors and stockholders. All director candidates will be evaluated based on the criteria identified below, regardless of the identity of the individual or the entity or person who proposed the director candidate.

The selection of director nominees includes consideration of factors deemed appropriate by the Corporate Governance and Nominating Committee and the Board of Directors. We may engage a firm to assist in identifying, evaluating, and conducting due diligence on potential board nominees. Factors will include integrity, achievements, judgment, intelligence, personal character, any prior contact or relationship between a candidate and a current or former director or officer of our company, the interplay of the candidate’s relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties and the likelihood that he or she will be willing and able to serve on the Board of Directors for a sustained period. The Corporate Governance and Nominating Committee will consider the candidate’s independence, as defined by the rules of the SEC and the NYSE. In connection with the selection, due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds, and experiences. Experience, knowledge, and skills to be represented on the Board of Directors include, among other considerations, financial expertise (including an “audit committee financial expert” within the meaning of the SEC’s rules), financing experience, related industry experience, strategic planning, business development, and community leadership.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our employees and officers, and the members of our Board of Directors. The Code of Conduct and Ethics is available on our website at www.cgagri.com. Printed copies are available upon request without charge. Any amendment to or waiver of the Code of Conduct and Ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with the NYSE. The Reporting Persons are also required to furnish us with copies of all such reports. Based solely on our review of the reports received by us, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended June 30, 2010, the Reporting Persons met all applicable Section 16(a) filing requirements, other than the following:

Name	Reporting Event
Yu Hao
On August 17, 2009, Yu Hao received 7,661 shares of common stock upon the cashless exercise of vested options to purchase 10,000 shares of common stock.  A Form 4 reporting such transaction was filed by Mr. Hao on February 16, 2010.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board of Directors may send correspondence directed to the Board, care of Mr. Tao Li, Chairman, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065. Mr. Li will review all correspondence addressed to the Board of Directors, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. He will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board of Directors for its review at the Board’s request. Mr. Li will forward stockholder communications to the Board of Directors prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate. Correspondence intended for our independent directors as a group should be addressed to us at the address above, Attention: Independent Directors.

Audit Fees

Audit Fees

The aggregate fees billed by Kabani & Company, Inc. for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, for our Sarbanes-Oxley Act of 2002 compliance audit, and for services in connection with statutory and regulatory filings or engagements were $210,000 and $120,000 for the fiscal years ended June 30, 2010 and 2009, respectively.

Audit-Related Fees

The aggregate fees billed by our principal accountants for audit-related services were $10,000 and $42,000 for the fiscal years ended June 30, 2010 and 2009, respectively.

Tax Fees

We did not engage our principal accountants to provide tax or related services during the last two fiscal years.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Messrs. Yizhao Zhang qualifies as a financial expert within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The current Audit Committee charter is attached as Annex B to this proxy statement. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee: (1) reviewed and discussed the audited financial statements for the year ended June 30, 2010 with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 for filing with the SEC.

The foregoing report has been furnished in October 2010 by the members of the Audit Committee, being:

Yizhao Zhang
Robert B. Fields
Lianfu Liu

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by June 30, 2011 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.  If a stockholder intends to submit a proposal at next year’s annual meeting of stockholders, which proposal is not intended to be included in the our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than September 13, 2011 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act.   As to all such matters which we do not have notice on or prior to September 13, 2011, discretionary authority shall be granted to the persons designated in our proxy related to the 2011 annual meeting of stockholders to vote on such proposal.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2010, including the financial statements and schedules thereto. Requests for copies of such report should be directed to Mr. Ken Ren, Chief Financial Officer, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065, +86-29-88266368.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented at the Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

October 28, 2010	By Order of the Board of Directors
/s/ Tao Li
Tao Li Chairman of the Board

Annex A
Audit Committee Charter

CHINA GREEN AGRICULTURE, INC.

CHARTER FOR THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS

PURPOSE

The purpose of the audit committee (the “Audit Committee” or the “Committee”) established by this charter will be to oversee the corporate accounting and financial reporting process and the internal and external audits of the financial statements of China Green Agriculture, Inc. (the "Company”). The Audit Committee will undertake those specific duties, responsibilities and processes listed below, and such other duties as the Board of Directors (the "Board") may from time to time prescribe. In fulfilling this role, the Audit Committee will ensure that there is effective communication among the Board, management and outside auditors. In this way, it will help the Board to fulfill its oversight responsibilities to the stockholders and the investment community relating to the Company's financial statements and financial reporting process.

CHARTER REVIEW

The Audit Committee will review and reassess the adequacy of this charter at least once a year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's annual meeting of stockholders, but may be conducted at any time the Audit Committee desires to do so. In addition, to the extent and in the manner legally required by the rules of the Securities and Exchange Commission (the "SEC"), the Audit Committee will cause the Company to publicly file this charter (as then constituted).

MEMBERSHIP

The Audit Committee will be comprised of at least three members of the Board, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements. The members will be appointed by and serve at the pleasure of the Board.

Each member of the Audit Committee also must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The Board may remove any member from the Committee at any time with or without cause.

COMMITTEE STRUCTURE AND OPERATIONS

The Chair of the Committee can be designated by the Board or elected by the Committee. The Committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Committee. In addition to the regular meeting schedule established by the Committee, the Chair of the Committee may call a special meeting at any time.

The Secretary of the Corporation shall be the Secretary of the Audit Committee, unless the Committee designates otherwise.

In the absence of the Chair during any Committee meeting, the Committee may designate a Chair pro tempore.

The Committee shall act only on the affirmative vote of a majority of the members at a meeting or by unanimous written consent.

The Committee may establish sub-committees to carry out such duties as the Committee may assign.

RESPONSIBILITIES

The responsibilities of the Audit Committee include:

1.
The appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee;

2.	Reviewing the plan for the audit and related services at least annually;

3.
Reviewing audit results and annual and interim financial statements and discussing the audited financial statements with both the Company's outside auditors and the Company's management prior to any public filing of those reports;

4.	Reviewing and resolving any disagreements between management and the outside auditors that arise in connection with financial reporting;

5.	Reviewing major issues regarding accounting principles and practices that could significantly impact the Company's financial statements;

6.
Discussing with the Company's outside auditors the quality of accounting principles applied in the Company's financial statements and the other matters required by SAS 61 (including amendments or supplements}, such as management judgments and accounting estimates that affect financial statements, significant new accounting policies and disagreements with management;

7.
Ensuring the receipt of, and reviewing, a formal written statement from the Company's outside auditors delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard 1;

8.
Reviewing and actively discussing with the Company's outside auditors the auditors’ independence, including any disclosed relationship or service that may impact the objectivity and independence of the outside auditors;

9.	Taking appropriate action to oversee the independence of the outside auditors;

10.
Overseeing the adequacy of the Company's system of internal accounting controls, including at least annually obtaining and reviewing a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the listed company;

11.	Overseeing the Company's procedures for preparing published annual statements and management commentaries;

12.	Overseeing the effectiveness of the internal audit function;

13.	Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities;

14.	Ensuring that the Company and its management make any appropriate certifications required by the Rules of the SEC and the NASD;

15.	Discussing the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

16.	Discussing the Company’s policies with respect to risk assessment and risk management.

17.	Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

18.	Establishing procedures for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

The Audit Committee will ensure that the outside auditors understand both (i) their ultimate accountability to the Audit Committee, as representatives of the Company's stockholders, and (ii) the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate in the exercise of its business judgment, replace the Company's outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement).

POWERS AND AUTHORITY

The Audit Committee shall have authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

The Company must provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of directors, for payment of:

(i)	Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report orperforming other audit, review or attest services for the Company;
(ii)	Compensation to any advisers employed by the Audit Company under the first paragraph of this section of this charter;
(iii)	Ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

MEETINGS

The Audit Committee will meet separately with the President and Chief Executive Officer and the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the Company's outside auditors upon the completion of the annual audit (which meeting may be held without the presence of management), and at such other times as it deems appropriate, to review the outside auditors' examination and management report.

REPORTS

The Audit Committee will, to the extent required by applicable laws and Regulations of the SEC or applicable exchange rules, or to the extent deemed appropriate, record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee also will prepare and sign a report for inclusion in the Company's proxy statement for its annual meeting of stockholders.

Annex B
Nominating Committee Charter

CHINA GREEN AGRICULTURE, INC.

NOMINATING COMMITTEE CHARTER

The Board of Directors of China Green Agriculture, Inc. (the “Company”) has authorized the formation of a Nominating Committee (the “Committee”) and approved the following Charter in order to set forth the purposes, structure, authority and duties and responsibilities of the Committee and the members thereof.

Purpose

      As set forth herein, the Committee shall, among other things, discharge the responsibilities of the Board of Directors of the Company (the “Board”) relating to the determination of the appropriate size, functioning and needs of the Board, including, but not limited to, recruitment and retention of high quality Board members, Committee composition and structure, Board assessment of director performance and related party and conflicts oversight.

Membership

The Committee shall consist of at least two members of the Board as determined from time to time by the Board. Each member shall (a) be an "independent director" in accordance with the listing standards or quotation qualifications of any national securities exchange or quotation system on which the securities of the Company are traded or quoted and (b) meet any independence standards required for membership in a nominating committee that may from time to time be set forth in rules promulgated by the Securities and Exchange Commission.

The Board shall elect the members of the Committee at the first Board meeting practicable following the annual meeting of stockholders of the Company and may make changes from time to time pursuant to the provisions below. Unless a chairperson is elected by the Board, the members of the Committee shall designate a chairperson by majority vote of the full Committee membership.

A Committee member may resign by delivering his or her written resignation to the chairperson of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

Meetings and Committee Action

     The Committee shall meet at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the chairperson of the Committee upon such notice as is provided for in the by-laws of the Company with respect to meetings of the Board. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Committee. The Committee shall report its minutes from each meeting to the Board.

The chairperson of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairperson shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee, or such actions taken.

Duties and Responsibilities

The Committee's duties and responsibilities include:

•	Monitoring and making recommendations regarding Committee functions, contributions and composition;
•	Developing the criteria and qualifications for membership on the Board;
•	Developing programs for the continuing education of all directors and for the orientation of new directors;
•	Establishing and periodically reviewing director retirement policies and making recommendations to the Board regarding these policies;
•
Reviewing and making recommendations to the Board regarding the appropriate level of director and officer liability insurance and evaluating the appropriateness of providing indemnity to the Company's officers, directors or agents on a case-by-case basis, including the appropriateness of advancing fees and expenses;

•	Considering all questions regarding a conflict of interest involving any Board members, the Company, its subsidiaries or their respective officers;

B-1

•
Creating a format to review the performance of each of the directors and executive officers of the Company; conducting the reviews annually in accordance with the format; and distributing the reviews results to all Board members for their review and consideration;

•	Evaluating, on an annual basis, the Committee's performance;
•	Making recommendations to the Board on methods for enhancing services to, and improving communications and relations with, the Company's stockholders;
•	Carrying out all other duties and responsibilities related to the purpose of the Committee delegated to the Committee from time to time by the Board;
•	Developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

Powers and Authority

Subject to such specific constraints as may be imposed by the Board, the Board delegates to the Committee all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities hereunder, including but not limited to:

•	Recruiting, reviewing and nominating candidates for election to the Board or to fill vacancies on the Board;
•	Reviewing candidates proposed by stockholders for nomination to the Board, and conducting appropriate inquiries into the background and qualifications of any such candidates;
•
Retaining and terminating any professionals (such as search firms, attorneys and compensation professionals) to assist in evaluating, designing and documenting of director compensation, including sole authority to approve the professional's fees and other retention terms;

•	Establishing subcommittees for the purpose of evaluating special or unique matters; and

In identifying candidates for membership on the Board, the Committee shall take into account all factors it deems appropriate, which may include: (a) ensuring that the Board, as a whole, is diverse, and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify the candidate as a “financial expert,” as such term is defined in rules promulgated by the Securities and Exchange Commission) and local or community ties and (b) minimum individual qualifications, including strength of character, judgment, familiarity with the Company’s business and industry, independence of thought and the ability to work collegially. The Committee may also consider the extent to which the candidate will fill a present need on the Board.

Reporting

The Committee shall prepare a statement each year concerning its compliance with this Charter. The statement may be included in the Company's proxy statement or any of the periodic reports the Company may be required to file under applicable securities laws.

B-2

CHINA GREEN AGRICULTURE, INC.
3/F, BOROUGH A, BLOCK A
NO. 181 SOUTH TAIBAI ROAD,
XI'AN 710065 CHINA

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1

1 OF 2

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**Electronic Delivery of Future PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

The Board of Directors recommends a vote FOR the following:

1. Election of Directors
   Nominees

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

01 Tao Li    02 Yu Hao    03 Lianfu Liu    04 Robert B. Fields    05 Yizhao Zhang

NOTE: In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

02 0000000000

For address change/comments, mark here. ☐
(see reverse for instructions)

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]    Date

JOB #

Signature (Joint Owners)    Date

SHARES
CUSIP #
SEQUENCE #

0000077067_1 R2.09.05.010

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

**CHINA GREEN AGRICULTURE, INC.**
**Annual Meeting of Stockholders**
**December 17, 2010 2:00 PM**
**This proxy is solicited by the Board of Directors**

The stockholder hereby appoints Mr. Tao Li and Mr. Ken Ren, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CHINA GREEN AGRICULTURE, INC. that the stockholder is entitled to vote at the Annual Meeting of stockholders to be held at 2:00 PM, EST on December 17, 2010, at the offices of Pryor Cashman LLP located at 7 Times Square, New York, NY 10036, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.**

Address change/comments:

________________________________________

________________________________________

________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

**Continued and to be signed on reverse side**

0000077067_2 R2.09.05.010